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EXHIBIT 25

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Christopher J. Amenson and Stephen D. Cooper, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


SIGNATURE                    TITLE                              DATE
---------                    -----                              ----

/s/Christopher J. Amenson    Chairman of the Board,            9/15/97
-------------------------    Chief Executive Officer,     ---------------------
Christopher J. Amenson       & Director

/s/Stephen D. Cooper         President, Chief Operating        9/15/97
-------------------------    Officer, & Director          ---------------------
Stephen D. Cooper

/s/Scott A. Alexander        Executive Vice President,         9/15/97
-------------------------    Secretary, & Director        ---------------------
Scott A. Alexander

/s/James E. Dixon            Vice President, Finance &         9/15/97
-------------------------    Administration, & Treasurer  ---------------------
James E. Dixon

/s/Warren W. Andrews         Director                          9/15/97
-------------------------                                 ---------------------
Warren W. Andrews


/s/William J. Becker         Director                          9/15/97
-------------------------                                 ---------------------
William J. Becker


/s/Lawrence A. Bennigson     Director                          9/15/97
-------------------------                                 ---------------------
Lawrence A. Bennigson